Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of the provision expense (benefit) were as follows for the years ended December 31, 2018, 2017 and 2016 (in thousands):

	2018	2017	2016
Current:
Federal	$(178)	$(366)	$(1,785)
State	23	14	(600)
Foreign	(44)	30	—
	(199)	(322)	(2,385)
Deferred:
Federal	(3,499)	(33,178)	3,554
State	(2,421)	(2,538)	(2,065)
Foreign	(155)	—	—
	(6,075)	(35,716)	1,489

Totals	$(6,274)	$(36,038)	$(896)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
The components of the Company’s net deferred tax liabilities and related valuation allowance are as follows as of December 31, 2018 and 2017 (in thousands):

	2018	2017
Deferred tax assets:
Amortization of intangibles	$27,075	$21,862
Deferred revenue	25,448	34,754
Tax credit carryforwards	13,720	10,160
Net operating loss carryforwards	43,542	21,172
Stock based compensation	1,786	1,743
Accrued expenses and other	14,037	1,877
Total deferred tax assets	125,608	91,568
Less valuation allowance	(74,970)	(43,405)
Total deferred tax assets	50,638	48,163
Deferred tax liabilities:
Amortization of intangibles	(12,739)	(15,225)
Depreciation	(543)	(757)
Investment in common stock	(46,772)	(47,716)
Total deferred tax liabilities	(60,054)	(63,698)
Net deferred tax assets / liabilities	$(9,416)	$(15,535)

The reconciliation between U.S. federal income taxes at the statutory rate and the Company’s provision for income taxes are as follows for the years ended December 31 (in thousands):

	2018	2017
Income tax expense (benefit) at federal statutory rate	$(46,011)	$(8,725)
State, net of federal tax benefit	(3,075)	(834)
Other permanent differences	2,814	1,290
Debt discount	11,357	—
Incentive stock compensation	1,001	1,025
Transaction costs	102	408
Other	123	715
Return to provision adjustment	(8)	(42)
Acquired in-process research and development	677	71
Change in Federal rate	—	10,006
Change in State rate	(453)	810
Research tax credits	(4,664)	(4,051)
Uncertain tax positions	879	1,027
Prior year true-ups and carrybacks	(889)	(1,095)
Stock compensation true-up	308	1,788
Change in valuation allowance	31,565	(38,431)
Income tax provision	$(6,274)	$(36,038)

The Company has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that it is more likely than not that the deferred tax assets will not be realized. Due to such uncertainties surrounding the realization of the domestic deferred tax assets, the Company maintains a valuation allowance of $75.0 million against its deferred tax assets as of December 31, 2018. Realization of the deferred tax assets will be primarily dependent upon the Company's ability to generate sufficient taxable income prior to the expiration of its net operating losses.

As of December 31, 2018, the Company had net operating loss carryforwards of approximately $169.7 million and $77.1 million for federal and state income tax purposes, respectively. These may be used to offset future taxable income and will begin to expire in varying amounts in 2029 to 2038, except for a portion of the federal net operating loss that have an indefinite carryforward period. The Company also has research and development and orphan drug credits of approximately $12.2 million and $6.1 million for federal and state income taxes purposes, respectively. The federal credits may be used to offset future tax and will begin to expire in varying amounts in 2029 to 2038. The state credits may be used to offset future tax, such credits carryforward indefinitely.

Internal Revenue Code Section 382 rules apply to limit a corporation's ability to utilize existing net operating loss and tax credit carryforwards once the corporation experiences an ownership change as defined in Section 382. The Company has undergone an ownership change in a prior year. For the year ended December 31, 2018, there was no impact of such limitations on the income tax provision. Due to the existence of the valuation allowance, it is not expected that any possible limitation will have an impact on the results of operations or financial position of the Company.

The Company is subject to taxation in the U.S., various state tax jurisdictions and various foreign tax jurisdictions. The Company's tax years starting in December 31, 2007 through December 31, 2018 are open and subject to examination by the U.S. and state taxing authorities due to the carryforward of utilized net operating losses and research and development credits.

During 2018 the Company was notified by the Franchise Tax Board that its California income tax return for the 2015 and 2016 calendar year was selected for examination. The Company has responded to information requested.

The Company adopted the provisions of ASC Topic 740 regarding uncertain tax positions on January 1, 2009.  Under ASC Topic 740, the impact of an uncertain income tax position taken on a tax return must be recognized at the largest amount that is cumulatively “more likely than not” to be sustained upon audit by relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained.

A reconciliation of the beginning and ending amount of unrecognized tax expense (benefits) is as follows (in thousands):

Amount
Unrecognized tax benefits balance at December 31, 2017	$3,883
Increase related to current year tax positions	916
Increase related to prior year tax positions	150
Decrease related to prior year tax positions	(597)
Unrecognized tax benefits balance at December 31, 2018	$4,352

The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense.  No interest has been recognized as of and for the period ended December 31, 2018.

The Company believes that no material amount of the liabilities for uncertain tax positions will expire within 12 months of December 31, 2018.

U.S. Tax Reform
On December 22, 2017, the U.S. government enacted comprehensive tax legislation referred to as the Tax Cuts and Jobs Act (the “Tax Act’’), which significantly revises the Internal Revenue Code of 1986, as amended. The Tax Act contains, among other things, significant changes to corporate taxation, including reduction of the corporate tax rate from a top marginal rate of 35% to a flat rate of 21% for tax years beginning after December 31, 2017, limitations on the deduction for net operating losses to 80% of current year taxable income, indefinite carryover period for net operating losses and limitations on the deductibility of interest to 30% of adjusted taxable income.
On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”), which allowed the Company to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. As of December 22, 2018, the Company’s accounting for the Tax Act was complete and there were no material changes to the provisional amounts previously recorded.